[FORM OF FLOATING RATE GLOBAL MEDIUM-TERM NOTE]


               If the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, this Security is a Global Note and the following legends apply:

               Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY NOMINEE OF THE DEPOSITARY TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

          IF APPLICABLE, THE "TOTAL AMOUNT OF OID", "YIELD TO MATURITY" and
                              -------------------    -----------------
          "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE APPROXIMATE
           --------------------------
          METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

          REGISTERED           CUSIP No.               PRINCIPAL AMOUNT
          No. FLR                                      $


                              COLGATE-PALMOLIVE COMPANY
                              MEDIUM-TERM NOTE, SERIES B
                                   (Floating Rate)

          INTEREST RATE BASIS  ORIGINAL ISSUE DATE:        STATED MATURITY DATE:
          OR BASES:

          IF LIBOR:
          [  ] LIBOR Reuters
          [  ] LIBOR Telerate
          INDEX CURRENCY:

          IF THE CMT RATE:
          [  ] 7055
          [  ] 7052
          MATURITY INDEX:

       INDEX MATURITY:    INITIAL INTEREST RATE:    INTEREST PAYMENT PERIOD:





       SPREAD:            INITIAL INTEREST RESET DATE:  INTEREST PAYMENT DATES:




       SPREAD MULTIPLIER: INTEREST RATE RESET PERIOD:   INTEREST RESET DATES:







       MAXIMUM INTEREST   MINIMUM INTEREST RATE:    INITIAL REDEMPTION DATE:
       RATE:







       INITIAL REDEMPTION ANNUAL REDEMPTION         OPTIONAL REPAYMENT
       PERCENTAGE:        PERCENTAGE REDUCTION:     DATE(S):





       CALCULATION AGENT:






       INTEREST CALCULATION:              DAY COUNT CONVENTION
       [ ] Regular Floating Rate Note     [ ] 30/360 for the period
       [ ] Floating Rate/Fixed Rate           from            to         .
           Fixed Rate Commencement Date:  [ ] Actual/360 for the period
           Fixed Interest Rate:               from            to         .
       [ ] Inverse Floating Rate Note     [ ] Actual/Actual to the period
           Fixed Interest Rate:               from            to         .


       ADDENDUM ATTACHED:                 ORIGINAL ISSUE DISCOUNT
       [ ] Yes                            [ ] Yes
       [ ] No                             [ ] No
                                          Total Amount of OID:
                                          Yield to Maturity:
                                          Initial Accrual Period:


       OTHER PROVISIONS:

               COLGATE-PALMOLIVE COMPANY, a Delaware corporation ("Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of


          DOLLARS on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto depending upon the Interest Rate Basis or Bases, if any, and such other terms specified above, until the principal hereof is paid or duly made available for payment. Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

               The Company will pay interest monthly, quarterly, semi-annually, annually or such other period as specified above under "Interest Payment Period", on each Interest Payment Date specified above, commencing on the first Interest Payment Date specified above next succeeding the Original Issue Date specified above, and on the Stated Maturity Date or any Redemption Date or Optional Repayment Date (as defined below) (the date of each such Stated Maturity Date, Redemption Date and Optional Repayment Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a "Maturity" with respect to principal payable on such date); provided, however,
                                                      --------  -------
          that if the Original Issue Date is between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date or on an Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date; and provided further, that if an Interest Payment Date
                    -------- -------
          would fall on a day that is not a Business Day (as defined below), such Interest Payment Date shall be postponed to the following day that is a Business Day, except that in the case an Interest Rate Basis is LIBOR, as indicated above, if such next Business Day falls in the next calendar month, such Interest Payment Date shall be the next preceding day that is a Business Day. Except as provided above, interest payments will be made on the Interest Payment Dates shown above. Unless otherwise specified above, the "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note will accrue from and including the Original Issue Date specified above, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. If the Maturity falls on a day which is not a Business Day as defined below, the payment due on such Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity and no interest shall accrue with respect to such payment for the period from and after such Maturity. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

               Payment of the principal of, premium, if any, and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of
          --------  -------
          interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that AT THE OPTION OF THE
                        --------  -------
          COMPANY, the Holder of this Note may be entitled to receive payments of principal of, premium, if any, and interest on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not less than 15 days prior to the applicable payment date.

               Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

               This Note is one of a duly authorized series of securities of the Company designated as its Medium-Term Notes, Series B (the "Notes"). The Notes are issued and to be issued under an Indenture dated as of November 15, 1992 (herein called the "Indenture") between the Company and The Bank of New York, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee (as defined below) and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The Bank of New York shall act as Trustee with respect to the Notes (herein called the "Trustee", which term includes any successor Trustee with respect to the Notes under the Indenture). The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise. The term "Securities," as used in this Note, refers to all securities issued and issuable from time to time under the Indenture and includes the Notes.

               Except as otherwise provided in the Indenture, the Notes will be issued in global form only, registered in the name of the Depositary or its nominee. The Notes will not be issued in definitive form, except as otherwise provided in the Indenture, and ownership of the Notes shall be maintained in book-entry form by the Depositary for the accounts of participating organizations of the Depositary.

               This Note is not subject to any sinking fund and, unless otherwise provided above in accordance with the provisions of the following paragraphs, is not redeemable or repayable prior to the Stated Maturity Date.

               If so provided above, this Note may be redeemed by the Company on any date on and after the Initial Redemption Date, if any, specified above. If no Initial Redemption Date is set forth above, this Note may not be redeemed prior to the Stated Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time in whole or from time to time in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $1,000) at the option of the Company at the applicable Redemption Price (as defined below) together with accrued interest hereon at the applicable rate payable to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

               Unless otherwise specified above, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified above, of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date, shown above, by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

               This Note may be subject to repayment at the option of the Holder on any Optional Repayment Date(s), if any, indicated above. If no Optional Repayment Date(s) are set forth above, this Note may not be so repaid at the option of the Holder hereof prior to the Stated Maturity Date. On any Optional Repayment Date, this Note shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $1,000) at the option of the Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with interest thereon payable to the relevant Optional Repayment Date. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its Corporate Trust Office, or such address which the Company shall from time to time notify the Holders of the Notes, not more than 60 nor less than 30 days prior to the related Optional Repayment Date. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

               The interest rate borne by this Note shall be determined as follows:

                    1. If this Note is designated as a Regular Floating Rate Note above or if no designation is made for Interest Calculation above, then, except as described below, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis shown above (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified above; provided, however,
                                                         --------  -------
               that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate.

                    2. If this Note is designated as a Floating Rate/Fixed Rate Note above, then, except as described below, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis shown above
               (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified above; provided, however,
                                                         --------  -------
               that (i) the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate; and (ii) the interest rate in effect commencing on, and including, the Fixed Rate Commencement Date to Maturity shall be the Fixed Interest Rate, if such rate is specified above, or if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the day immediately preceding the Fixed Rate Commencement Date.

                    3. If this Note is designated as an Inverse Floating Rate Note above, then, except as described below, this Note will bear interest equal to the Fixed Interest Rate indicated above minus the rate determined by reference to the applicable Interest Rate Basis shown above (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above; provided, however,
                                                      --------  -------
               that, unless otherwise specified above, the interest rate hereon will not be less than zero percent. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Rate Reset Date specified above; provided, however, that the
                                                --------  -------
               interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

                    4. Notwithstanding the foregoing, if this Note is designated above as having an Addendum attached, the Note shall bear interest in accordance with the terms described in such Addendum.

               Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the next preceding Interest Reset Date. Each Interest Rate Basis shall be the rate determined in accordance with the applicable provision below. If any Interest Reset Date (which term includes the term Initial Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis specified on the face hereof is LIBOR and such next Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day.

               Unless otherwise specified above, interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity, as the case may be. Unless otherwise specified above, accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified above, the interest factor for each such day shall be computed and paid on the basis of a 360-day year of twelve 30-day months if the Day
          Count Convention specified above is "30/360" for the period specified thereunder, or by dividing the interest rate applicable to such day by 360 if the Day Count Convention specified above is "Actual/360" for the period specified thereunder or by the actual number of days in the year if the Day Count Convention specified above is "Actual/Actual" for the period specified thereunder.
          The interest factor for Notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied.

               Unless otherwise specified above, the "Interest Determination Date" with respect to the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate and the Prime Rate will be the second Business Day preceding each Interest Reset Date; the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day (as defined below) preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate shall be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); the "Interest Determination Date" with respect to the Treasury Rate will be the day in the week in which the related Interest Reset Date falls on which day Treasury bills (as defined below) normally would be auctioned (Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if, as a
                                         --------  -------
          result of a legal holiday, an auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest
          --------  -------
          Reset Date, then the Interest Reset Date shall instead be the first Business Day following such auction. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases, the Interest Determination Date pertaining to this Note will be the first Business Day which is at least two Business Days prior to such Interest Reset Date on which each Interest Rate Basis shall be determinable.

               Unless otherwise specified above, the "Calculation Date," if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity, as the case may be. All calculations on this Note shall be made by the Calculation Agent specified above or such successor thereto as is duly appointed by the Company.

               All percentages resulting from any calculation on this Note will be rounded, if necessary, to the next highest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

               As used herein, "Business Day" means any day other than a Saturday or Sunday or any other day on which banks in The City of New York are generally authorized or obligated by law or executive order to close and, if the Interest Rate Basis shown above is LIBOR, is also a London Business Day.

               As used herein, "London Business Day" means any day on which dealings in deposits in the Index Currency are transacted in the London interbank market.

               Determination of CD Rate.  If an Interest Rate Basis for
               ------------------------
          this Note is the CD Rate, as indicated above, the CD Rate shall be determined on the applicable Interest Determination Date (a "CD Rate Interest Determination Date"), as the rate on such date for negotiable certificates of deposit having the Index Maturity specified above as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("H.15(519)"), under the heading "CDs (Secondary Market)," or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified above as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Certificates of Deposit." If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean (rounded upwards to the next highest one hundred-thousandth of a percentage point) of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the Agents or their respective affiliates) selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity designated above in an amount that is representative for a single transaction in that market at that time; provided, however, that
                                                   --------  -------
          if any of the dealers so selected by the Calculation Agent are not quoting as set forth above, the CD Rate with respect to such CD Rate Interest Determination Date shall be the CD Rate in effect on such CD Rate Interest Determination Date.

               Determination of CMT Rate.  If an Interest Rate Basis for
               -------------------------
          this Note is the CMT Rate, as indicated above, the CMT Rate shall be determined on the applicable Interest Determination Date (a "CMT Rate Interest Determination Date"), as the rate displayed on the Designated CMT Telerate Page under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and (ii) the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related CMT Rate Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M. (New York City time) on the CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation

          Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M. (New York City time) on the CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than
                                     --------  -------
          three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate with respect to such CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for this Note with the shorter remaining term to maturity will be used.

               "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page designated above (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported on H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified above, the Designated CMT Telerate Page shall be 7052 for the most recent week.

               "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified above with respect to which the CMT Rate will be calculated. If no such maturity is specified above, the Designated CMT Maturity Index shall be 2 years.


               Determination of Commercial Paper Rate.  If an Interest Rate
               --------------------------------------
          Basis for this Note is the Commercial Paper Rate, as indicated above, the Commercial Paper Rate shall be determined on the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date"), as the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified above as published in H.15(519), under the heading "Commercial Paper." In the event such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity shown above as published in Composite Quotations under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If by 3:00 P.M., New York City time, on the related Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate for such Commercial Paper Rate Interest Determination Date shall be as calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean (rounded upwards to the next highest one hundred-thousandth of a percentage point) of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York (which may include the Agents or their respective affiliates) selected by the Calculation Agent for commercial paper having the Index Maturity specified above placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized securities rating agency; provided, however, that if
                                               --------  -------
          any of the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined on such Commercial Paper Rate Interest Determination Date shall be the rate in effect on such Commercial Paper Rate Interest Determination Date.

               "Money Market Yield" shall be a yield (expressed as a percentage rounded to the nearest one hundred-thousandth of a percentage point) calculated in accordance with the following formula:

                         Money Market Yield =   D x 360    x 100
                                              ------------
                                               360-(D x M)

          where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

               Determination of Eleventh District Cost of Funds Rate.  If
               -----------------------------------------------------
          an Interest Rate Basis for this Note is the Eleventh District Cost of Funds Rate, as indicated above, the Eleventh District Cost of Funds Rate shall be determined on the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date"), and shall be the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Eleventh District Cost of Funds Rate Interest Determination Date as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Interest Determination Date shall be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

               Determination of Federal Funds Rate.  If an Interest Rate
               -----------------------------------
          Basis for this Note is the Federal Funds Rate, as indicated above, the Federal Funds Rate shall be determined on the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date"), as the rate on that date for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date, as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, the Federal Funds Rate for such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (rounded upwards to the next highest one hundred-thousandth of a percentage point) of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York (which may include the Agents or their respective affiliates) selected by the Calculation Agent as of 9:00 A.M., New York City time on such Federal Funds Rate Interest Determination Date; provided, however, that if any of the brokers
                              --------  -------
          selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined on such Federal Funds Rate Interest Determination Date shall be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

               Determination of LIBOR.  If an Interest Rate Basis for this
               ----------------------
          Note is LIBOR, as indicated above, LIBOR will be determined on the applicable Interest Determination Date (a "LIBOR Interest Determination Date") in accordance with the following provisions under LIBOR Reuters or LIBOR Telerate as specified above:

                    (i) (a) if "LIBOR Reuters" is specified above as the method for determining LIBOR, LIBOR will be determined on the basis of the arithmetic mean of the offered rates
               (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity designated above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appear on the Designated LIBOR Page specified above as of 11:00 A.M. London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified above or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the rate for deposits in the Index Currency having the Index Maturity designated above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date that appears on the Designated LIBOR Page specified above as of 11:00 A.M., London Time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR in respect of the related LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (ii) below.

                    (ii) With respect to a LIBOR Interest Determination
               Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the applicable Designated LIBOR Page as specified in clause (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity designated above and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; provided, however,
                                                     --------  -------
               that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

               "Index Currency" means the currency (including composite currencies) specified above as the currency for which LIBOR shall be calculated. If no such currency is specified above, the Index Currency shall be United States dollars.

               "Designated LIBOR Page" means either (a) if "LIBOR Reuters" is specified above, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate" is specified above or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

               "Principal Financial Center" will generally be the capital city of the country of the specified Index Currency, except that with respect to United States dollars, Deutsche Marks, Dutch Guilders, Italian Lire, Swiss Francs and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Amsterdam, Milan, Zurich and Luxembourg, respectively.

               Determination of Prime Rate.  If an Interest Rate Basis for
               ---------------------------
          this Note is the Prime Rate, as indicated above, the Prime Rate shall be determined on the applicable Interest Determination Date (a "Prime Rate Interest Determination Date") as the rate on that day set forth in H.15(519) opposite the caption "Bank Prime Loan." If such rate is not yet published in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date, the Prime Rate will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on such Reuters Screen NYMF Page for such Prime Rate Interest Determination Date, the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three, or two if only two such rates are quoted, major money center banks in The City of New York (which may include affiliates of certain of the Agents) selected by the Calculation Agent (after consultation with the Company). If fewer than two such rates are quoted as aforesaid, the Prime Rate will be determined by the Calculation Agent on the basis of the prime rates quoted in The City of New York by three, or two if only two are available, substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least $500 million and being subject to supervision of examination by a federal or state authority, selected by the

          Calculation Agent (after consultation with the Company) to provide such rates; provided, however, that if fewer than two of such substitute banks or trust companies selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Prime Rate will be the Prime Rate then in effect on such Prime Rate Interest Determination Date. "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

               Determination of Treasury Rate.  If an Interest Rate Basis
               ------------------------------
          for this Note is the Treasury Rate, as specified above, the Treasury Rate shall be determined on the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") as the rate applicable to the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified above, as such rate is published in H.15(519) under the heading "Treasury Bills -- auction average (investment)" or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified above are not reported as provided by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held in a particular week, then the Treasury Rate hereon shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean (rounded upwards to the next highest one hundred-thousandth of a percentage point) of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date of three leading primary United States government securities dealers (which may include one or more of the Agents or their respective affiliates) as selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified above; provided, however, that if any of the dealers selected as
          --------  -------
          aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

               Any provision contained herein with respect to the determination of an Interest Rate Basis, the specification of Interest Rate Bases, calculation of the Interest Rate applicable to this Note, its payment dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified above.

               Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above.
          The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

               At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date.

               If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be adversely affected thereby at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series adversely affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

               All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted thereon.

               [FACSIMILE OF SEAL]      COLGATE-PALMOLIVE COMPANY



                                        By:
                                            ----------------------------
                                            Name:
                                            Title:


          Attest:



          By:
              ---------------------------
              Name:
              Title:



          CERTIFICATE OF AUTHENTICATION
          This is one of the Securities
          of the series designated therein
          referred to in the within-mentioned
          Indenture.

          The Bank of New York,
            as Trustee



          By:                                Dated:
              ---------------------------           ----------------
              Authorized Signatory

                              OPTION TO ELECT REPAYMENT

               The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at
                                       -----------------------------------

          ----------------------------------------------------------------
          (Please print or typewrite name and address of the undersigned)

               For this Note to be repaid, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, not more than 60 nor less than 30 days prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed.

               If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).


          $
           ---------------------------       ------------------------------
                                             NOTICE:  The signature on this
          Date                               Option to Elect Repayment must
               ----------------------        correspond with the name as
                                             written upon the face of th
                                             Note in every particular,is
                                             without alteration or
                                             enlargement or any change
                                             whatever.

                               ASSIGNMENT/TRANSFER FORM
                               ------------------------


               FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto
          (insert Taxpayer Identification No.)
                                               -----------------------------

          ------------------------------------------------------------------

          ------------------------------------------------------------------
          (Please print or typewrite name and address including postal zip code of assignee)

          ------------------------------------------------------------------
          the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note
          ---------------------------------
          on the books of the Company with full power of substitution in the premises.


          Dated:
                 ----------      -------------------------------------------

               NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                    ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

                   TEN COM--as tenants in common

                   UNIF  GIFT MIN ACT--................Custodian..........
                                           (Cust)                 (Minor)

                         Under Uniform Gifts to Minors Act

                         .................................
                                     (State)

                    TEN ENT--as tenants by the entireties
                    JT TEN--as joint tenants with right of survivorship
                            and not as tenants in common

               Additional abbreviations may also be used though not in the above list.

                     [FORM OF FIXED RATE GLOBAL MEDIUM-TERM NOTE]

               If the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, this Security is a Global Note and the following legends apply:

               Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY NOMINEE OF THE DEPOSITARY TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

          IF APPLICABLE, THE "TOTAL AMOUNT OF OID", "YIELD TO MATURITY" and
                              -------------------    -----------------
          "INITIAL ACCRUAL PERIOD OID" (COMPUTED UNDER THE APPROXIMATE
           --------------------------
          METHOD) BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

          REGISTERED                                       PRINCIPAL AMOUNT
          No. FX            CUSIP No.                      $


                              COLGATE-PALMOLIVE COMPANY
                              MEDIUM-TERM NOTE, SERIES B
                                     (Fixed Rate)

          ORIGINAL ISSUE DATE:      INTEREST RATE:       STATED MATURITY DATE:








          INTEREST PAYMENT DATES:

          INITIAL REDEMPTION    INITIAL REDEMPTION   ANNUAL REDEMPTION
          DATE:                 PERCENTAGE:          PERCENTAGE REDUCTION:









          OPTIONAL REPAYMENT DATE(S):







          DAY COUNT CONVENTION
          [  ]  30/360 FOR THE PERIOD FROM                          TO    .
          [  ]  ACTUAL/360 FOR THE PERIOD FROM                      TO    .
          [  ]  ACTUAL/ACTUAL FOR THE PERIOD FROM                   TO    .

          ADDENDUM ATTACHED:                 ORIGINAL ISSUE DISCOUNT:
          [  ]  Yes                          [  ] Yes
          [  ]  No                           [  ] No
                                             Total Amount of OID:
                                             Yield to Maturity:
                                             Initial Accrual Period:

          OTHER PROVISIONS:










               COLGATE-PALMOLIVE COMPANY, a Delaware corporation ("Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of


          DOLLARS on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment. Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

               The Company will pay interest on each Interest Payment Date specified above, commencing on the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Stated Maturity Date or any Redemption Date or Optional Repayment Date (as defined below) (the date of each such Stated Maturity Date, Redemption Date and Optional Repayment Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a "Maturity" with respect to principal payable on such date); provided, however,
                                                      --------  -------
          that if the Original Issue Date is between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date or on an Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date. Except as provided above, interest payments will be made on the Interest Payment Dates shown above. Unless otherwise specified above, the "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from and including the Original Issue Date specified above, to, but excluding the related Interest Payment Date or Maturity, as the case may be. If the Maturity or an Interest Payment Date falls on a day which is not a Business Day as defined below, the payment due on such Maturity or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity or Interest Payment Date, as the case may be, and no interest shall accrue with respect to such payment for the period from and after such Maturity or Interest Payment Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

               Payment of the principal of, premium, if any, and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of
          --------  -------
          interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that AT THE OPTION OF THE
                        --------  -------
          COMPANY, the Holder of this Note may be entitled to receive payments of principal of, premium, if any, and interest on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not less than 15 days prior to the applicable payment date.

               Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

               This Note is one of a duly authorized series of securities of the Company designated as its Medium-Term Notes, Series B (the "Notes"). The Notes are issued and to be issued under an Indenture dated as of November 15, 1992 (herein called the "Indenture") between the Company and The Bank of New York, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee (as defined below) and the Holders of the Notes and the terms upon which the Notes are to be
          authenticated and delivered.   The Bank of New York shall act as
          Trustee with respect to the Notes (herein called the "Trustee", which term includes any successor Trustee with respect to the Notes, under the Indenture). The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise. The term "Securities," as used in this Note, refers to all securities issued and issuable from time to time under the Indenture and includes the Notes.

               Except as otherwise provided in the Indenture, the Notes will be issued in global form only, registered in the name of the Depositary or its nominee. The Notes will not be issued in definitive form, except as otherwise provided in the Indenture, and ownership of the Notes shall be maintained in book-entry form by the Depositary for the accounts of participating organizations of the Depositary.

               This Note is not subject to any sinking fund and, unless otherwise provided above in accordance with the provisions of the following paragraphs, is not redeemable or repayable prior to the Stated Maturity Date.

               If so provided above, this Note may be redeemed by the Company on any date on and after the Initial Redemption Date, if any, specified above. If no Initial Redemption Date is set forth above, this Note may not be redeemed prior to the Stated Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time in whole or from time to time in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $1,000) at the option of the Company at the applicable Redemption Price (as defined below), together with accrued interest hereon at the applicable rate payable to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

               Unless otherwise specified above, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified above, of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date, shown above, by the Annual Redemption Percentage Reduction, if any, specified above, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

               This Note may be subject to repayment at the option of the Holder on any Optional Repayment Date(s), if any, indicated above. If no Optional Repayment Date(s) are set forth above, this Note may not be so repaid at the option of the Holder hereof prior to the Stated Maturity Date. On any Optional Repayment Date, this Note shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $1,000) at the option of the Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with interest thereon payable to the relevant Optional Repayment Date. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its Corporate Trust Office, or such address which the Company shall from time to time notify the Holders of the Notes, not more than 60 nor less than 30 days prior to the related Optional Repayment Date. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

               Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months if the Day Count Convention specified above is "30/360" for the period specified thereunder, on the basis of the actual number of days in the related month and a 360-day year if the Day Count Convention specified above is "Actual/360" for the period specified thereunder or on the basis of the actual number of days in the related year and month if the Day Count Convention specified above is "Actual/Actual" for the period specified thereunder.

               As used herein, "Business Day" means any day other than a Saturday or Sunday or any other day on which banks in The City of New York are generally authorized or obligated by law or executive order to close.

               Any provision contained herein with respect to the calculation of the rate of interest applicable to this Note, its payment dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified above.

               If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be adversely affected thereby at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series adversely affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

               All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

               [FACSIMILE OF SEAL]      COLGATE-PALMOLIVE COMPANY



                                        By:
                                            ---------------------------
                                            Name:
                                            Title:


          Attest:



          By:
              ---------------------------
               Name:
               Title:



          CERTIFICATE OF AUTHENTICATION
          This is one of the Securities
          of the series designated therein
          referred to in the within-mentioned
          Indenture.

          The Bank of New York,
            as Trustee



          By:                                Dated:
               ------------------------             --------------
               Authorized Signatory

                              OPTION TO ELECT REPAYMENT

               The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at
                                       -----------------------------------

          ----------------------------------------------------------------
          (Please print or typewrite name and address of the undersigned)

               For this Note to be repaid, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, not more than 60 nor less than 30 days prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed.

               If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).


          $
           ---------------------------       ------------------------------
                                             NOTICE:  The signature on this
          Date                               Option to Elect Repayment must
               ----------------------        correspond with the name as
                                             written upon the face of this
                                             Note in every particular,
                                             without alteration or
                                             enlargement or any change
                                             whatever.

                               ASSIGNMENT/TRANSFER FORM
                               ------------------------


               FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto
          (insert Taxpayer Identification No.)
                                               -----------------------------

          ------------------------------------------------------------------

          ------------------------------------------------------------------
          (Please print or typewrite name and address including postal zip code of assignee)

          ------------------------------------------------------------------
          the within Note and all rights thereunder, hereby irrevocably constituting and appointing
                                      ------------------------------------
                                            attorney to transfer said Note
          ---------------------------------
          on the books of the Company with full power of substitution in the premises.


          Dated:
                 ----------      -------------------------------------------

               NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                    ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

                    TEN COM--as tenants in common

                    UNIF GIFT MIN ACT--................Custodian..........
                                        (Cust)                     (Minor)

                         Under Uniform Gifts to Minors Act
                         .................................
                                     (State)

                    TEN ENT--as tenants by the entireties
                    JT TEN--as joint tenants with right of survivorship
                            and not as tenants in common

               Additional abbreviations may also be used though not in the above list.

              MULTI-CURRENCY FLOATING RATE MEDIUM-TERM NOTE



   REGISTERED     CUSIP No.                  PRINCIPAL AMOUNT
   No. MCFLR                                 $


                        COLGATE-PALMOLIVE COMPANY
                       MEDIUM-TERM NOTE, SERIES B
                     (Multi-Currency Floating Rate)

   INTEREST RATE BASIS    ORIGINAL ISSUE DATE:     STATED MATURITY DATE:
   OR BASES:





   INDEX MATURITY:        INITIAL INTEREST RATE:   INTEREST PAYMENT PERIOD:

   IF LIBOR:
   [ ] LIBOR Reuters
   [ ] LIBOR Telerate
   INDEX CURRENCY:

   IF THE CMT RATE:
   [ ] 7055
   [ ] 7052
   MATURITY INDEX:




   SPREAD:                INITIAL INTEREST RESET DATE: INTEREST PAYMENT DATES:






   SPREAD MULTIPLIER:     INTEREST RATE RESET PERIOD: INTEREST RESET DATES:

   MAXIMUM INTEREST RATE:     MINIMUM INTEREST RATE:   INITIAL REDEMPTION DATE:






   INITIAL REDEMPTION         ANNUAL REDEMPTION        OPTIONAL REPAYMENT
   PERCENTAGE:                PERCENTAGE REDUCTION:    DATE(S):






   CALCULATION AGENT:                                  SPECIFIED CURRENCY:




   INTEREST CALCULATION:                     DATE COUNT CONVENTION
   [ ] Regular Floating Rate Note            [ ] 30/360 for the period from
   [ ] Floating Rate/Fixed Rate                            to          .
       Fixed Rate Commencement Date:         [ ] 30/360 for the period from
       Fixed Interest Rate:                                to          .
   [ ] Inverse Floating Rate Note            [ ] Actual/Actual to the period
       Fixed Interest                                from       to       .
       Rate:                                 [ ] Other


   ADDENDUM ATTACHED:                        ORIGINAL ISSUE DISCOUNT
   [ ] Yes                                   [ ] Yes
   [ ] No                                    [ ] No
                                             Total Amount of OID:

   CONVERSION INTO U.S. DOLLARS:             Yield to Maturity:
   [ ] Presumption Yes
   [ ] Presumption No                        Initial Accrual Period:
   [ ] No

   OTHER PROVISIONS:

               COLGATE-PALMOLIVE COMPANY, a Delaware corporation ("Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of ___________________ on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto depending upon the Interest Rate Basis or Bases, if any, and such other terms specified above, until the principal hereof is paid or duly made available for payment. Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

               The Company will pay interest monthly, quarterly, semi-annually, annually or such other period as specified above under "Interest Payment Period", on each Interest Payment Date specified above, commencing on the first Interest Payment Date specified above next succeeding the Original Issue Date specified above, and on the Stated Maturity Date or any Redemption Date or Optional Repayment Date (as defined below) (the date of each such Stated Maturity Date, Redemption Date and Optional Repayment Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a "Maturity" with respect to principal payable on such date); provided, however,
                                                      --------  -------
          that if the Original Issue Date is between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date or on an Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date; and provided further, that if an Interest Payment Date
                    -------- -------
          would fall on a day that is not a Business Day (as defined below), such Interest Payment Date shall be postponed to the following day that is a Business Day, except that in the case an Interest Rate Basis is LIBOR, as indicated above, if such next Business Day falls in the next calendar month, such Interest Payment Date shall be the next preceding day that is a Business Day. Except as provided above, interest payments will be made on the Interest Payment Dates shown above. Unless otherwise specified above, the "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note will accrue from and including the Original Issue Date specified above, at the rates determined from time to time as specified herein, until the principal hereof has been paid or made available for payment. If the Maturity falls on a day which is not a Business Day as defined below, the payment due on such Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity and no interest shall accrue with respect to such payment for the period from and after such Maturity. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

               As more fully provided below, the principal of, and premium, if any, and interest on this Note are payable by the Company in the Specified Currency, subject to conversion into U.S. dollars on behalf of the Holder hereof to the extent provided below.
          Upon presentation and surrender of this Note at Maturity at the Office or Agency of the Company maintained by the Company for such purpose, payment of the principal, premium, if any, and interest due at Maturity will be made in immediately available funds, or if such payment is to be made in the Specified Currency as provided below, by wire transfer to an account maintained by the Holder hereof in the country of the Specified Currency shown above (the "Holder's Overseas Account"), as designated by the Holder of this Note by written notice to the Trustee not less than 15 days prior to Maturity. As more fully provided below, if payment of interest on this Note is to be made in U.S. dollars, payment of interest on any Interest Payment Date other than at Maturity will be made at the Office or Agency of the Company maintained by the Company for such purpose; provided, however,
                                                      --------  -------
          that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if such payment is to be made in the Specified Currency as provided below, by wire transfer to the Holder's Overseas Account. Notwithstanding the above, AT THE OPTION OF THE COMPANY, a Holder of the equivalent of $5,000,000 or more (determined on the basis of the Market Exchange Rate, as defined below, on the Business Day immediately preceding the Original Issue Date) in aggregate principal amount of Notes having the same Interest Payment Dates may be entitled to receive payments of principal of, premium, if any, and interest on such Note or Notes by wire transfer of immediately available funds to such account of such bank as the registered Holder hereof shall have designated if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date; and provided, further, that such
                                           --------  -------
          bank has appropriate facilities therefor. Notwithstanding the above, in any case where wire transfer facilities for the making of any payment shall not be reasonably available to the Trustee, such payment shall be made by check and mailed to the Holder hereof at such address as shall appear on the Security Register maintained by the Trustee.

               All payments on this Note on any Interest Payment Date or Maturity will be made in the Specified Currency set forth above, except as otherwise hereinafter provided.

               Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

               This Note is one of a duly authorized series of securities of the Company designated as its Medium-Term Notes, Series B (the "Notes"). The Notes are issued and to be issued under an Indenture dated as of November 15, 1992 (herein called the "Indenture") between the Company and The Bank of New York, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee (as defined below) and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The Bank of New York shall act as Trustee with respect to Notes (herein called the "Trustee", which term includes any successor Trustee with respect to the Notes under the Indenture). The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise. The term "Securities," as used in this Note, refers to all securities issued and issuable from time to time under the Indenture and includes the Notes.

               This Note is not subject to any sinking fund and, unless otherwise provided above in accordance with the provisions of the following paragraphs, is not redeemable or repayable prior to the Stated Maturity Date.

               If so provided above, this Note may be redeemed by the Company on any date on and after the Initial Redemption Date, if any, specified above. If no Initial Redemption Date is set forth above, this Note may not be redeemed prior to the Stated Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time in whole or from time to time in part in increments of 1,000 units of the Specified Currency (provided that any remaining principal hereof shall be at least

          100,000 units of the Specified Currency) at the option of the Company at the applicable Redemption Price (as defined below) together with accrued interest hereon at the applicable rate payable to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

               Unless otherwise specified above, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified above, of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date, shown above, by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

               This Note may be subject to repayment at the option of the Holder on any Optional Repayment Date(s), if any, indicated above. If no Optional Repayment Date(s) are set forth above, this Note may not be so repaid at the option of the Holder hereof prior to the Stated Maturity Date. On any Optional Repayment Date, this Note shall be repayable in whole or in part in increments of 1,000 units of the Specified Currency (provided that any remaining principal hereof shall be at least 100,000 units of the Specified Currency) at the option of the Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with interest thereon payable to the relevant Optional Repayment Date. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its Corporate Trust Office, or such address which the Company shall from time to time notify the Holders of the Notes, not more than 60 nor less than 30 days prior to the related Optional Repayment Date. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

               The interest rate borne by this Note shall be determined as follows:

                    1. If this Note is designated as a Regular Floating Rate Note above or if no designation is made for Interest Calculation above, then, except as described below, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis shown above (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified above; provided, however,
                                                         --------  -------
               that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate.

                    2. If this Note is designated as a Floating Rate/Fixed Rate Note above, then, except as described below, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis shown above
               (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified above; provided, however,
                                                         --------  -------
               that (i) the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate; and (ii) the interest rate in effect commencing on, and including, the Fixed Rate Commencement Date to Maturity shall be the Fixed Interest Rate, if such rate is specified above, or if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the day immediately preceding the Fixed Rate Commencement Date.

                    3. If this Note is designated as an Inverse Floating Rate Note above, then, except as described below, this Note will bear interest equal to the Fixed Interest Rate indicated above minus the rate determined by reference to the applicable Interest Rate Basis shown above (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described above; provided, however,
                                                      --------  -------
               that, unless otherwise specified above, the interest rate hereon will not be less than zero percent. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Rate Reset Date specified above; provided, however, that the
                                                --------  -------
               interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

                    4. Notwithstanding the foregoing, if this Note is designated above as having an Addendum attached, the Note shall bear interest in accordance with the terms described in such Addendum.

               Except as provided above, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the next preceding Interest Reset Date. Each Interest Rate Basis shall be the rate determined in accordance with the applicable provision below. If any Interest Reset Date (which term includes the term Initial Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis specified on the face hereof is LIBOR and such next Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day.

               Unless otherwise specified above, interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified above, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity, as the case may be. Unless otherwise specified above, accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified above, the interest factor for each such day shall be computed and paid on the basis of a 360-day year of twelve 30-day months if the Day
          Count Convention specified above is "30/360" for the period specified thereunder, or by dividing the interest rate applicable to such day by 360 if the Day Count Convention specified above is "Actual/360" for the period specified thereunder or by the actual number of days in the year if the Day Count Convention specified above is "Actual/Actual" for the period specified thereunder.
          The interest factor for Notes for which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied.

               Unless otherwise specified above, the "Interest Determination Date" with respect to the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate and the Prime Rate will be the second Business Day preceding each Interest Reset Date; the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day (as defined below) preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate shall be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of

          San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); the "Interest Determination Date" with respect to the Treasury Rate will be the day in the week in which the related Interest Reset Date falls on which day Treasury bills (as defined below) normally would be auctioned (Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if, as a
                                         --------  -------
          result of a legal holiday, an auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest
          --------  -------
          Reset Date, then the Interest Reset Date shall instead be the first Business Day following such auction. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases, the Interest Determination Date pertaining to this Note will be the first Business Day which is at least two Business Days prior to such Interest Reset Date on which each Interest Rate Basis shall be determinable.

               Unless otherwise specified above, the "Calculation Date," if applicable, pertaining to any Interest Determination Date will be on the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity, as the case may be. All calculations on this Note shall be made by the Calculation Agent specified above or such successor thereto as is duly appointed by the Company.

               All percentages resulting from any calculation on this Note will be rounded, if necessary, to the next highest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

               As used herein, "Business Day" means any day other than a Saturday or Sunday or any other day on which banks in The City of New York are generally authorized or obligated by law or executive order to close and, if the Interest Rate Basis shown above is LIBOR, is also a London Business Day.

               As used herein, "London Business Day" means any day on which dealings in deposits in the Index Currency are transacted in the London interbank market.

               Determination of CD Rate.  If an Interest Rate Basis for
               ------------------------
          this Note is the CD Rate, as indicated above, the CD Rate shall be determined on the applicable Interest Determination Date (a "CD Rate Interest Determination Date"), as the rate on such date for negotiable certificates of deposit having the Index Maturity specified above as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("H.15(519)"), under the heading "Cds (Secondary Market)," or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on which such CD Rate Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified above as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Certificates of Deposit". If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean (rounded upwards to the next highest one hundred-thousandth of a percentage point) of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the Agents or their respective affiliates) selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity designated above in an amount that is representative for a single transaction in that market at that time; provided, however, that
                                                   --------  -------
          if any of the dealers so selected by the Calculation Agent are not quoting as set forth above, the CD Rate with respect to such CD Rate Interest Determination Date shall be the CD Rate in effect on such CD Rate Interest Determination Date.

               Determination of CMT Rate.  If an Interest Rate Basis for
               -------------------------
          this Note is the CMT Rate, as indicated above, the CMT Rate shall be determined on the applicable Interest Determination Date (a "CMT Rate Interest Determination Date"), as the rate displayed on the Designated CMT Telerate Page under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and (ii) the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related CMT Rate Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M. (New York City time) on the CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M. (New York City time) on the CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than
                                     --------  -------
          three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate with respect to such CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for this Note with the shorter remaining term to maturity will be used.

               "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page designated above (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported on H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified above, the Designated CMT Telerate Page shall be 7052 for the most recent week.

               "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified above with respect to which the CMT Rate will be calculated. If no such maturity is specified above, the Designated CMT Maturity Index shall be 2 years.

               Determination of Commercial Paper Rate.  If an Interest Rate
               --------------------------------------
          Basis for this Note is the Commercial Paper Rate, as indicated above, the Commercial Paper Rate shall be determined on the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date"), as the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified above as published in H.15(519), under the heading "Commercial Paper." In the event such rate is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity shown above as published in Composite Quotations under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If by 3:00 P.M., New York City time, on the related Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate for such Commercial Paper Rate Interest Determination Date shall be as calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean (rounded upwards to the next highest one hundred-thousandth of a percentage point) of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York (which may include the Agents or their respective affiliates) selected by the Calculation Agent for commercial paper having the Index Maturity specified above placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized securities rating agency; provided, however, that if
                                               --------  -------
          any of the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined on such Commercial Paper Rate Interest Determination Date shall be the rate in effect on such Commercial Paper Rate Interest Determination Date.

               "Money Market Yield" shall be a yield (expressed as a percentage rounded to the nearest one hundred-thousandth of a percentage point) calculated in accordance with the following formula:

                         Money Market Yield =   D x 360
                                              ----------- x 100
                                              360-(D x M)

          where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

               Determination of Eleventh District Cost of Funds Rate.  If
               -----------------------------------------------------
          an Interest Rate Basis for this Note is the Eleventh District Cost of Funds Rate, as indicated above, the Eleventh District Cost of Funds Rate shall be determined on the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date"), and shall be the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Eleventh District Cost of Funds Rate Interest Determination Date as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Interest Determination Date shall be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

               Determination of Federal Funds Rate.  If an Interest Rate
               -----------------------------------
          Basis for this Note is the Federal Funds Rate, as indicated above, the Federal Funds Rate shall be determined on the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date"), as the rate on that date for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date, as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on the related Calculation Date, the Federal Funds Rate for such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (rounded upwards to the next highest one hundred-thousandth of a percentage point) of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York (which may include the Agents or their respective affiliates) selected by the Calculation Agent as of 9:00 A.M., New York City time on such Federal Funds Rate Interest Determination Date; provided, however, that if any of the brokers
                              --------  -------
          selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined on such Federal Funds Rate Interest Determination Date shall be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

               Determination of LIBOR.  If an Interest Rate Basis for this
               ----------------------
          Note is LIBOR, as indicated above, LIBOR will be determined on the applicable Interest Determination Date (a "LIBOR Interest Determination Date") in accordance with the following provisions under LIBOR Reuters or LIBOR Telerate as specified above:

                    (i) (a) if "LIBOR Reuters" is specified above as the method for determining LIBOR, LIBOR will be determined on the basis of the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity designated above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, that appear on the Designated LIBOR Page specified above as of 11:00 A.M. London time, on such LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified above or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the rate for deposits in the Index Currency having the Index Maturity designated above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date that appears on the Designated LIBOR Page specified above as of 11:00 A.M., London Time, on such LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR in respect of the related LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (ii) below.

                    (ii) With respect to a LIBOR Interest Determination
               Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the applicable Designated LIBOR Page as specified in clause (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated above, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity designated above and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; provided, however,
                                                     --------  -------
               that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

               "Index Currency" means the currency (including composite currencies) specified above as the currency for which LIBOR shall be calculated. If no such currency is specified above, the Index Currency shall be United States dollars.

               "Designated LIBOR Page" means either (a) if "LIBOR Reuters" is specified above, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate" is specified above or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating

          LIBOR, the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

               "Principal Financial Center" will generally be the capital city of the country of the specified Index Currency, except that with respect to United States dollars, Deutsche Marks, Dutch Guilders, Italian Lire, Swiss Francs and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Amsterdam, Milan, Zurich and Luxembourg, respectively.

               Determination of Prime Rate.  If an Interest Rate Basis for
               ---------------------------
          this Note is the Prime Rate, as indicated above, the Prime Rate shall be determined on the applicable Interest Determination Date (a "Prime Rate Interest Determination Date") as the rate on that day set forth in H.15(519) opposite the caption "Bank Prime Loan." If such rate is not yet published in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date, the Prime Rate will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on such Reuters Screen NYMF Page for such Prime Rate Interest Determination Date, the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three, or two if only two such rates are quoted, major money center banks in The City of New York (which may include affiliates of certain of the Agents) selected by the Calculation Agent (after consultation with the Company). If fewer than two such rates are quoted as aforesaid, the Prime Rate will be determined by the Calculation Agent on the basis of the prime rates quoted in The City of New York by three, or two if only two are available, substitute banks of trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least $500 million and being subject to supervision or examination by a federal or state authority, selected by the Calculation Agent (after consultation with the Company) to provide such rates; provided, however, that if fewer than two of such substitute banks or trust companies selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Prime Rate will be the Prime Rate then in effect on such Prime Rate Interest Determination Date. "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

               Determination of Treasury Rate.  If an Interest Rate Basis
               ------------------------------
          for this Note is the Treasury Rate, as specified above, the Treasury Rate shall be determined on the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") as the rate applicable to the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified above, as such rate is published in H.15(519) under the heading "Treasury Bills -- auction average (investment)" or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified above are not reported as provided by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held in a particular week, then the Treasury Rate hereon shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean (rounded upwards to the next highest one hundred-thousandth of a percentage point) of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date of three leading primary United States government securities dealers (which may include one or more of the Agents or their respective affiliates) as selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified above; provided, however, that if any of the dealers selected as
          --------  -------
          aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

               Any provision contained herein with respect to the determination of an Interest Rate Basis, the specification of Interest Rate Bases, calculation of the Interest Rate applicable to this Note, its payment dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified above.

               Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above.
          The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

               At the request of the Holder hereof, the Calculation Agent shall provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date.

               If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be adversely affected thereby at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series adversely affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

               If the box marked "Presumption Yes" following the term "Conversion into U.S. Dollars" set forth above has been checked, the Company or its agent will convert all payments of the principal of, premium, if any, and interest on this Note to U.S. dollars unless the Holder hereof elects to receive such payments in the Specified Currency as described below. If the box marked "Presumption No" following the term "Conversion into U.S. Dollars" set forth above has been checked, the Holder of this Note will receive all payments of the principal of, premium, if any, and interest on this Note in the Specified Currency unless the Holder of this Note elects to receive such payments in U.S. dollars as described below.

               Except as set forth below, if the principal of, premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default.


               Except as otherwise provided herein, if either the box marked "Presumption Yes" or the box marked "Presumption No" is marked above, the Holder hereof may subsequent to the issuance hereof request that future payments of principal hereof, and premium, if any, and interest hereon, be converted, or not be converted, as the case may be, to U.S. dollars by transmitting a written request for such payments to the Trustee at its Corporate Trust Office in The City of New York on or prior to the Regular Record Date or not less than 15 days prior to Maturity. Such request shall include appropriate payment instructions and shall be in writing (mailed or hand delivered) or by facsimile transmission. The Holder of this Note may elect to receive all future payments of principal, premium, if any, and interest in either the Specified Currency set forth above or in U.S. dollars, as specified in the written request, and need not file a separate election for such payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or not less than 15 days prior to Maturity. If the Holder hereof has not made the election described above, payment in respect of this Note shall be made in U.S. dollars based upon the Market Exchange Rate as described above.

               If the box marked "No" following the term "Conversion into U.S. Dollars" set forth above has been checked, the Holder hereof will receive all payments of the principal of, and premium, if any, and interest on this Note only in the Specified Currency subject to the provisions set forth below, and the Holder hereof may not subsequent to the issuance hereof request that future payments of principal hereof, and premium, if any, and interest hereon, be converted to U.S. dollars.

               If payment in respect of this Note is required to be made in European Currency Units ("ECU") and ECUs are not available to the Company for making payments thereof on this Note due to the imposition of exchange controls or other circumstances beyond the Company's control or are no longer used in the European Monetary System, then all payments in respect of this Note shall be made in U.S. dollars until ECUs are again available or so used. The amount of each payment in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars, determined as described below, as of the second Business Day prior to the date on which such payment is due.

               The equivalent of the ECU in U.S. dollars as of any date shall be determined by the Company or its agent on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Company or such agent on the basis of the most recently available Market Exchange Rates for such Components.

               If the official unit of any Component is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more Components are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any Component is divided into two or more currencies, the amount of the original component currency shall be replaced by the amounts of such two or more currencies, each of which shall be equal to the amount of the original component currency separated into the number of currencies into which such original currency was divided.

               All determinations referred to above made by the Company or its agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on Holders of Notes.

               In order for the Holder of this Note (who, either by the terms of this Note or pursuant to an election of the Holder hereof, shall have the right to receive wire transfer payments) to receive payments of interest, premium, if any, and principal in the Specified Currency by wire transfer, the Holder of this Note must designate an appropriate account with a bank located in the country of the Specified Currency shown above that has appropriate facilities therefor. Such designation shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office in The City of New York on or prior to the Regular Record Date or not less than 15 days prior to Maturity. The Trustee will, subject to applicable laws and regulations and until it receives notice to the contrary, make such payment and all succeeding payments to the Holder of this Note by wire transfer to the designated account, provided that the bank has the appropriate facilities therefor. If a payment cannot be made by wire transfer because the required information has not been received by the Trustee on or before the requisite date, payment will be made by check in U.S. dollars mailed to the Holder of this Note at such address as shall appear in the Security Register.

               The Holder of this Note shall pay any administrative costs imposed by banks in connection with making payments by wire transfer, as well as any tax, assessment or governmental charge imposed upon payments hereon.

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Notes are issuable only in registered form without coupons in denominations of 100,000 units of the Specified Currency and integral multiples of 1,000 units of the Specified Currency in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

               All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               As used herein:

                    the term "Business Day" means any day that is not a
               Saturday or Sunday, and that is not a day on which banking institutions are generally authorized or obligated by law to close in The City of New York or the city which is the Principal Financial Center of the country of the Specified Currency and, if the Specified Currency is ECU, that is not a day designated as an ECU Non-Settlement Day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day on which payments in ECUs shall not be made;

                    the term "Market Exchange Rate" means the noon U.S.
               dollar buying rate in The City of New York for cable transfers as certified for customs purposes by the Federal Reserve Bank of New York; provided, however, in the case of
                                         --------  -------
               ECUs, the Market Exchange Rate shall be the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities, or any successor publication; and

               the term "Principal Financial Center" shall be the city indicated as follows:

                                                  Principal Financial
               Specified Currency                       Center
               ------------------                 -------------------

               U.S. dollars                            New York City
               Australian dollars                      Sydney
               Canadian dollars                        Toronto
               European Currency Units                 Brussels
               French francs                           Paris
               Deutsche marks                          Frankfurt
               Italian lire                            Milan
               Dutch guilders                          Amsterdam
               New Zealand dollars                     Wellington
               Swiss francs                            Geneva
               British Pound Sterling                  London
               Japanese Yen                            Tokyo


               With respect to all other foreign currencies, the "Principal Financial Center" shall be the capital city of the country of such Specified Currency.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

               [FACSIMILE OF SEAL]      COLGATE-PALMOLIVE COMPANY



                                        By:
                                            ---------------------------
                                            Name:
                                            Title:


          Attest:



          By:
              ---------------------------
              Name:
              Title:



          CERTIFICATE OF AUTHENTICATION
          This is one of the Securities
          of the series designated therein
          referred to in the within-mentioned
          Indenture.

          The Bank of New York,
            as Trustee



          By:                                Dated:
              ---------------------------           ----------------
              Authorized Signatory

                              OPTION TO ELECT REPAYMENT

               The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at
                                       -----------------------------------

          ----------------------------------------------------------------
          (Please print or typewrite name and address of the undersigned)

               For this Note to be repaid, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, not more than 60 nor less than 30 days prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed.

               If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of 1,000 units of the Specified Currency, provided that any remaining principal hereof shall be at least 100,000 units of the Specified Currency, unless the Specified Currency is U.S. dollars, in which case any remaining principal hereof shall be at least $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be at least 100,000 units of the Specified Currency or an integral multiple of 1,000 units of the Specified Currency in excess thereof, unless the Specified Currency is U.S. dollars, in which case the denomination or denominations shall be $1,000 or an integral multiple thereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).


          $
           ---------------------------       ------------------------------
                                             NOTICE:  The signature on this
          Date                               Option to Elect Repayment must
               ----------------------        correspond with the name as
                                             written upon the face of this
                                             Note in every particular,
                                             without alteration or
                                             enlargement or any change
                                             whatever.

                               ASSIGNMENT/TRANSFER FORM
                               ------------------------


               FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto
          (insert Taxpayer Identification No.)
                                               -----------------------------

          ------------------------------------------------------------------

          ------------------------------------------------------------------
          (Please print or typewrite name and address including postal zip code of assignee)

          ------------------------------------------------------------------
          the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note
          ---------------------------------
          on the books of the Company with full power of substitution in the premises.


          Dated:
                 ----------      -------------------------------------------

               NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                    ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

                   TEN COM--as tenants in common

                   UNIF  GIFT MIN ACT--................Custodian..........
                                           (Cust)                 (Minor)

                         Under Uniform Gifts to Minors Act

                         .................................
                                     (State)

                    TEN ENT--as tenants by the entireties
                    JT TEN--as joint tenants with right of survivorship
                            and not as tenants in common

               Additional abbreviations may also be used though not in the above list.

                                     ADDENDUM TO
                              COLGATE-PALMOLIVE COMPANY
              MULTI-CURRENCY FLOATING RATE MEDIUM-TERM NOTE NO. MCFLR___


               The Interest Rate Basis with respect to this Note shall be the Japanese yen London interbank offered rate ("Yen LIBOR"), with Yen LIBOR to be determined as follows:

               (i) On the second London Business Day (as defined below) prior to each Interest Reset Date (each, an "Interest Determination Date"), Yen LIBOR will be determined on the basis of the offered rate for deposits in Japanese yen for a period of six months commencing on the related Interest Reset Date which appears on the Telerate Page 3750 (as defined below), as of 11:00 A.M., London time, on such Interest Determination Date as determined by the Calculation Agent. If no offered rate appears with respect to Yen LIBOR, then Yen LIBOR will be determined as if the parties had specified the rate described in clause (ii) below. "London Business Day" means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London. "Telerate Page 3750" means the displays designated as Page 3750 on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service for the purpose of displaying the Japanese yen London interbank offered rates of major banks).

              (ii) With respect to an Interest Determination Date on which no offered rate appears on the Telerate Page 3750 as specified in clause (i) above, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in Japanese yen for the period of six months commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such Interest Determination Date and in a principal amount that is representative for a single transaction in such market at such time. If at least two such quotations are provided, Yen LIBOR determined on such Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., Tokyo time, on such Interest Reset Date by major banks in Tokyo, Japan selected by the Calculation Agent for loans in Japanese yen to leading European banks, for a period of six months commencing on such Interest Reset Date and in a principal amount that is representative for a single transaction in such market at such time; provided, however, that if the banks so selected by the
                --------  -------
          Calculation Agent are not quoting as mentioned in this sentence, Yen LIBOR determined on such Interest Determination Date will be Yen LIBOR in effect on such Interest Determination Date.





                                        1 of 2

               Provisions in this Note relating to the Interest Rate Basis "LIBOR" shall not be applicable to the Interest Rate Basis "Yen LIBOR".

               For purposes of this Note, "Business Day" means any day other than a Saturday or a Sunday or any other day on which banks in The City of New York are generally authorized or obligated by law or executive order to close and which is also a London Business Day as defined in this Addendum.















                                        2 of 2

               MULTI-CURRENCY FIXED RATE MEDIUM-TERM NOTE



   REGISTERED                                        PRINCIPAL AMOUNT
   No. MCFX                                          $


                        COLGATE-PALMOLIVE COMPANY
                       MEDIUM-TERM NOTE, SERIES B
                       (Multi-Currency Fixed Rate)

   ORIGINAL ISSUE DATE:             INTEREST RATE:       STATED MATURITY DATE:




   INTEREST PAYMENT DATE:




   INITIAL REDEMPTION               INITIAL REDEMPTION   ANNUAL REDEMPTION
   DATE:                            PERCENTAGE:          PERCENTAGE REDUCTION:




   OPTIONAL REPAYMENT DATE(S):




   SPECIFIED CURRENCY:




   DAY COUNT CONVENTION
   [ ]  30/360 FOR THE PERIOD FROM                TO               .
   [ ]  ACTUAL/360 FOR THE PERIOD FROM            TO               .
   [ ]  ACTUAL/ACTUAL FOR THE PERIOD FROM         TO               .


   ADDENDUM ATTACHED:                        ORIGINAL ISSUE DISCOUNT:
   [ ]  Yes                                  [ ] Yes
   [ ]  No                                   [ ] No
                                             Total Amount of OID:
                                             Yield to Maturity:
                                             Initial Accrual Period:


   CONVERSION INTO U.S. DOLLARS:
   [ ]  PRESUMPTION YES
   [ ]  PRESUMPTION NO
   [ ]  NO

   OTHER PROVISIONS:






          COLGATE-PALMOLIVE COMPANY, a Delaware corporation ("Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to



   , or registered assigns, the principal sum of


   on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest thereon at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment. Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

          The Company will pay interest on each Interest Payment Date specified above, commencing on the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Stated Maturity Date or any Redemption Date or Optional Repayment Date (as defined below) (the date of each such Stated Maturity Date, Redemption Date and Optional Repayment Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a "Maturity" with respect to principal payable on such date); provided, however, that if the
                                    --------  -------
   Original Issue Date is between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date or on an Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date. Except as provided above, interest payments will be made on the Interest Payment Dates shown above. Unless otherwise specified above, the "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. Interest on this Note will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from and including the Original Issue Date specified above, to, but excluding such Interest Payment Date or Maturity, as the case may be. If the Maturity or an Interest Payment Date falls on a day which is not a Business Day as defined below, the payment due on such Maturity or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity or Interest Payment Date, as the case may be, and no interest shall accrue with respect to such payment for the period from and after such Maturity or Interest Payment Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

          As more fully provided below, the principal of, and premium, if any, and interest on this Note are payable by the Company in the Specified Currency, subject to conversion into U.S. dollars on behalf of the Holder hereof to the extent provided below. Upon presentation and surrender of this Note at Maturity at the Office or Agency of the Company maintained by the Company for such purpose, payment of the principal, premium, if any, and interest due at Maturity will be made in immediately available funds, or if such payment is to be made in the Specified Currency as provided below, by wire transfer to an account maintained by the Holder hereof in the country of the Specified Currency shown above (the "Holder's Overseas Account"), as designated by the Holder of this Note by written notice to the Trustee not less than 15 days prior to Maturity. As more fully provided below, if payment of interest on this Note is to be made in U.S. dollars, payment of interest on any Interest Payment Date other than at Maturity will be made at the Office or Agency of the Company maintained by the Company for such purpose; provided, however,
                                               --------  -------
   that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if such payment is to be made in the Specified Currency as provided below, by wire transfer to the Holder's Overseas Account.
   Notwithstanding the above, AT THE OPTION OF THE COMPANY, a Holder of the equivalent of $5,000,000 or more (determined on the basis of the Market Exchange Rate, as defined below, on the Business Day immediately preceding the Original Issue Date) in aggregate principal amount of Notes having the same Interest Payment Dates may be entitled to receive payments of principal of, premium, if any, and interest on such Note or Notes by wire transfer of immediately available funds to such account of such bank as the registered Holder hereof shall have designated if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date; and provided, further, that such bank has appropriate facilities
   --------  -------
   therefor. Notwithstanding the above, in any case where wire transfer facilities for the making of any payment shall not be reasonably available to the Trustee, such payment shall be made by check and mailed to the Holder hereof at such address as shall appear on the Security Register maintained by the Trustee.

          All payments on this Note on any Interest Payment Date or Maturity will be made in the Specified Currency set forth above, except as otherwise hereinafter provided.

          Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York, the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          This Note is one of a duly authorized series of securities of the Company designated as its Medium-Term Notes, Series B (the "Notes"). The Notes are issued and to be issued under an Indenture dated as of November 15, 1992 (herein called the "Indenture") between the Company and The Bank of New York, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee (as defined below) and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The Bank of New York shall act as Trustee with respect to the Notes (herein called the "Trustee", which term includes any successor Trustee with respect to the Notes, under the Indenture). The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise. The term "Securities," as used in this Note, refers to all securities issued and issuable from time to time under the Indenture and includes the Notes.

          This Note is not subject to any sinking fund and, unless otherwise provided above in accordance with the provisions of the following paragraphs, is not redeemable or repayable prior to the Stated Maturity Date.

          If so provided above,this Note may be redeemed by the Company on any date on and after the Initial Redemption Date, if any, specified above. If no Initial Redemption Date is set forth above, this Note may not be redeemed prior to the Stated Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time in whole or from time to time in part in increments of 1,000 units of the Specified Currency (provided that any remaining principal hereof shall be at least 100,000 units of the Specified Currency, unless the Specified Currency is U.S. dollars, in which case any remaining principal hereof shall be at least $1,000) at the option of the Company at the applicable Redemption Price (as defined below), together with accrued interest hereon at the applicable rate payable to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 days prior to the Redemption Date. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

          Unless otherwise specified above, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified above, of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date, shown above, by the Annual Redemption Percentage Reduction, if any, specified above hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

          This Note may be subject to repayment at the option of the Holder on any Optional Repayment Date(s), if any, indicated above. If no Optional Repayment Date(s) are set forth above, this Note may not be so repaid at the option of the Holder hereof prior to the Stated Maturity Date. On any Optional Repayment Date, this Note shall be repayable in whole or in part in increments of 1,000 units of the Specified Currency (provided that any remaining principal hereof shall be at least 100,000 units of the Specified Currency, unless the Specified Currency is U.S. dollars, in which case any remaining principal hereof shall be at least $1,000) at the option of the Holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with interest thereon payable to the relevant Optional Repayment Date. For this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its Corporate Trust Office, or such address which the Company shall from time to time notify the Holders of the Notes, not more than 60 nor less than 30 days prior to the related Optional Repayment Date. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

          Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months if the Day Count Convention specified above is "30/360" for the period specified thereunder, on the basis of the actual number of days in the related month and a 360-day year if the Day Count Convention specified above is "Actual/360" for the period specified thereunder or on the basis of the actual number of days in the related year and month if the Day Count Convention specified above is "Actual/Actual" for the period specified thereunder.

          Any provision contained herein with respect to the calculation of the rate of interest applicable to this Note, its payment dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified above.

          If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be adversely affected thereby at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series adversely affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          If the box marked "Presumption Yes" following the term "Conversion into U.S. Dollars" set forth above has been checked, the Company or its agent will convert all payments of the principal of, premium, if any, and interest on this Note to U.S. dollars unless the Holder hereof elects to receive such payments in the Specified Currency as described below. If the box marked "Presumption No" following the term "Conversion into U.S. Dollars" set forth above has been checked, the Holder of this Note will receive all payments of the principal of, premium, if any, and interest on this Note in the Specified Currency unless the Holder of this Note elects to receive such payments in U.S. dollars as described below.

          Except as set forth below, if the principal of, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date. Any payment made under such circumstances in U.S. dollars where the required payment is in a Specified Currency other than U.S. dollars will not constitute an Event of Default.

          Except as otherwise provided herein, if either the box marked "Presumption Yes" or the box marked "Presumption No" is marked above, the Holder hereof may subsequent to the issuance hereof request that future payments of principal hereof, and premium, if any, and interest hereon, be converted, or not be converted, as the case may be, to U.S. dollars by transmitting a written request for such payments to the Trustee at its Corporate Trust Office in The City of New York on or prior to the Regular Record Date or not less than 15 days prior to Maturity. Such request shall include appropriate payment instructions and shall be in writing (mailed or hand delivered) or by facsimile transmission. The Holder of this Note may elect to receive all future payments of principal, premium, if any, and interest in either the Specified Currency set forth above or in U.S. dollars, as specified in the written request, and need not file a separate election for such payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the Regular Record Date or not less than 15 days prior to Maturity. If the Holder hereof has not made the election described above, payment in respect of this Note shall be made in U.S. dollars based upon the Market Exchange Rate as described above.

          If the box marked "No" following the term "Conversion into U.S. Dollars" set forth above has been checked, the Holder hereof will receive all payments of the principal of, and premium, if any, and interest on this Note only in the Specified Currency subject to the provisions set forth below, and the Holder hereof may not subsequent to the issuance hereof request that future payments of principal hereof, and premium, if any, and interest hereon, be converted to U.S. dollars.

          If payment in respect of this Note is required to be made in European Currency Units ("ECU") and ECUs are not available to the Company for making payments thereof on this Note due to the imposition of exchange controls or other circumstances beyond the Company's control or are no longer used in the European Monetary System, then all payments in respect of this Note shall be made in U.S. dollars until ECUs are again available or so used. The amount of each payment in U.S. dollars shall be computed on the basis of the equivalent of the ECU in U.S. dollars, determined as described below, as of the second Business Day prior to the date on which such payment is due.

          The equivalent of the ECU in U.S. dollars as of any date shall be determined by the Company or its agent on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU as of the last date on which the ECU was used in the

   European Monetary System. The equivalent of the ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by the Company or such agent on the basis of the most recently available Market Exchange Rates for such Components.

          If the official unit of any Component is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more Components are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any Component is divided into two or more currencies, the amount of the original component currency shall be replaced by the amounts of such two or more currencies, each of which shall be equal to the amount of the original component currency separated into the number of currencies into which such original currency was divided.

          All determinations referred to above made by the Company or its agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on Holders of Notes.

          In order for the Holder of this Note (who, either by the terms of this Note or pursuant to an election of the Holder hereof, shall have the right to receive wire transfer payments) to receive payments of interest, premium, if any, and principal in the Specified Currency by wire transfer, the Holder of this Note must designate an appropriate account with a bank located in the country of the Specified Currency shown above that has appropriate facilities therefor. Such designation shall be made by filing the appropriate information with the Trustee at its Corporate Trust Office in The City of New York on or prior to the Regular Record Date or not less than 15 days prior to Maturity. The Trustee will, subject to applicable laws and regulations and until it receives notice to the contrary, make such payment and all succeeding payments to the Holder of this Note by wire transfer to the designated account, provided that the bank has the appropriate facilities therefor. If a payment cannot be made by wire transfer because the required information has not been received by the Trustee on or before the requisite date, payment will be made by check in U.S. dollars mailed to the Holder of this Note at such address as shall appear in the Security Register.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes are issuable only in registered form without coupons in denominations of 100,000 units of the Specified Currency and integral multiples of 1,000 units of the Specified Currency in excess thereof, unless the Specified Currency is U.S. dollars, in which case the Notes will be issuable in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          As used herein:

               the term "Business Day" means any day that is not a Saturday or Sunday, and that is not a day on which banking institutions are generally authorized or obligated by law to close in The City of New York or, if the Specified Currency is not ECU, in the city which is the Principal Financial Center of the country of the Specified Currency and, if the Specified Currency is ECU, that is not a day designated as an ECU Non-Settlement Day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day on which payments in ECUs shall not be made;

               the term "Market Exchange Rate" means the noon U.S. dollar buying rate in The City of New York for cable transfers as certified for customs purposes by the Federal Reserve Bank of New York; provided, however, in the case of ECUs, the Market Exchange Rate shall be the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities, or any successor publication; and

          the term "Principal Financial Center" shall be the city indicated as follows:

                                        Principal Financial
          Specified Currency                  Center
          ------------------            -------------------

          U.S. dollars                       New York City
          Australian dollars                 Sydney
          Canadian dollars                   Toronto
          European Currency Units            Brussels
          French francs                      Paris
          Deutsche marks                     Frankfurt
          Italian lire                       Milan
          Dutch guilders                     Amsterdam
          New Zealand dollars                Wellington
          Swiss francs                       Geneva
          British Pound Sterling             London
          Japanese Yen                       Tokyo

          With respect to all other foreign currencies, the "Principal Financial Center" shall be the capital city of the country of such Specified Currency.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

                                    COLGATE-PALMOLIVE COMPANY

          [FACSIMILE OF SEAL]

                                    By:
                                        ---------------------------
                                        Name:
                                        Title:


   Attest:



   By:
       ---------------------------
          Name:
          Title:



   CERTIFICATE OF AUTHENTICATION
   This is one of the Securities
   of the series designated therein
   referred to in the within-mentioned
   Indenture.

   The Bank of New York,
     as Trustee



   By:                                Dated:
        ------------------------             --------------
          Authorized Signatory

                        OPTION TO ELECT REPAYMENT

          The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at
                                -----------------------------------

   ----------------------------------------------------------------
   (Please print or typewrite name and address of the undersigned)

          For this Note to be repaid, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, not more than 60 nor less than 30 days prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed.

          If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of 1,000 units of the Specified Currency, provided that any remaining principal hereof shall be at least 100,000 units of the Specified Currency, unless the Specified Currency is U.S. dollars, in which case any remaining principal hereof shall be at least $1,000) which the Holder elects to have repaid and specify the denomination or denominations (which shall be at least 100,000 units of the Specified Currency or an integral multiple of 1,000 units of the Specified Currency in excess thereof, unless the Specified Currency is U.S. dollars, in which case the denomination or denominations shall be $1,000 or an integral multiple thereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).



   ----------------------------     ------------------------------
                                        NOTICE:  The signature on this
   Date:                                Option to Elect Repayment
         ----------------------         must correspond with the name
                                        as written upon the face of
                                        this Note in every
                                        particular, without
                                        alteration or enlargement or
                                        any change whatever.

                        ASSIGNMENT/TRANSFER FORM
                        ------------------------


          FOR VALUE RECEIVED  the undersigned registered Holder
   hereby sell(s), assign(s) and transfer(s) unto
   (insert Taxpayer Identification No.)
                                        -----------------------------

   -------------------------------------------------------------------

   -----------------------------------------------------------------
   (Please print or typewrite name and address including postal zip code of assignee)

   ------------------------------------------------------------------
   the within Note and all rights thereunder, hereby irrevocably constituting and appointing
                               ------------------------------------
                                     attorney to transfer said Note
   ---------------------------------
   on the books of the Company with full power of substitution in the premises.


   Dated:
          ----------      -------------------------------------------

          NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                              ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

               TEN COM--as tenants in common

               UNIF GIFT MIN ACT--................Custodian..........
                                       (Cust)                 (Minor)

                    Under Uniform Gifts to Minors Act
                    .................................
                                (State)

               TEN ENT--as tenants by the entireties
               JT TEN--as joint tenants with right of survivorship
                       and not as tenants in common

          Additional abbreviations may also be used though not in the above list.